UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 6, 2019

HESS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	No. 1-1204	No. 13-4921002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas

New York, New York 10036

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 997-8500

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00 per share	HES	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Michael R. Turner, Senior Vice President, Global Production at Hess Corporation (the “Company”), will take early retirement effective April 3, 2020. In connection with Mr. Turner’s early retirement, the Company promoted Gerbert Schoonman, Vice President, Offshore, to Senior Vice President, Global Production effective January 1, 2020. Mr. Schoonman has almost 30 years of experience in the international oil and gas industry. Since joining the Company in 2011, he served in various operational leadership roles, including as Vice President, Production – Asia Pacific, from January 2011 through August 2012; Vice President, Onshore – Bakken from September 2012 through December 2016; and most recently, as Vice President, Offshore since January 2017. Prior to joining the Company, he spent 20 years with Shell where he served in operational and leadership roles of increasing responsibility. Mr. Turner will remain with the Company for the first quarter of 2020 to assist with the transition.

In connection with Mr. Turner’s early retirement in 2020, the Company has entered into a separation agreement with Mr. Turner pursuant to which he will be eligible to receive severance payments totaling two times his annual base salary and target bonus, subject to customary waivers, releases, non-solicitation and non-disparagement provisions and an agreement by Mr. Turner not to compete with the Company for two years from the date of his retirement.

Under the terms of the Company’s Annual Incentive Plan, Mr. Turner will be eligible to receive a prorated portion of his target 2020 bonus upon his departure. Mr. Turner will not receive an equity award in 2020, but a prorated portion of his unvested Performance Share Units (PSUs) previously granted pursuant to the Company’s 2017 Long-term Incentive Plan, will vest upon his retirement and will be payable upon completion of the applicable performance period for the PSUs. His other outstanding, but unvested equity awards will be forfeited. He will also be entitled to receive benefits and amounts accrued under the Company’s Pension, Pension Restoration and Retiree Medical plans, in accordance with the terms of those plans.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 8, 2019

HESS CORPORATION

By:	/s/ Timothy B. Goodell
Name:	Timothy B. Goodell
Title:	Senior Vice President, General Counsel and Corporate Secretary